EXHIBIT 32.1(2)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VRDT Corporation (the “Company”) on Form 10-Q/A for the fiscal quarter ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Graham Norton-Standen, Executive Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2013

/s/ Graham Norton-Standen
Graham Norton-Standen Executive Chairman (Principal Executive Officer)